UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 5, 2016

The Walt Disney Company

(Exact name of registrant as specified in its charter)

Delaware	1-11605	No. 95-4545390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street Burbank, California 91521
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 560-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On January 5, 2016, The Walt Disney Company (the “Company”) entered into a Terms Agreement with Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the underwriters named therein, with respect to the offer and sale of $350,000,000 aggregate principal amount of its 1.650% Notes Due 2019 (the “2019 Notes”), $750,000,000 aggregate principal amount of its 2.300% Notes Due 2021 (the “2021 Notes”) and $1,000,000,000 aggregate principal amount of its 3.000% Notes Due 2026 (the “2026 Notes”), $500,000,000 aggregate principal amount of its 4.125% Global Notes Due 2044 (the “2044 Notes”) and $400,000,000 aggregate principal amount of its Floating Rate Notes Due 2019 (the “Floating Rate Notes” and, together with the 2019 Notes, the 2021 Notes, the 2026 Notes and the 2044 Notes, the “Notes”).  The 2044 Notes (the “New 2044 Notes”) constitute an additional issuance of the $500,000,000 aggregate principal amount of 2044 Notes that the Company issued on June 2, 2014 (the “Existing 2044 Notes”), all of which are still outstanding.  The New 2044 Notes will have the same terms (except for original issue date, issue price, and first payment of interest) and CUSIP number as the Existing 2044 Notes, will be fungible with the Existing 2044 Notes for United States federal income tax purposes and will constitute Additional Notes (as defined in the Company’s prospectus supplement dated December 6, 2013).   The 2019 Notes were offered to the public at 99.866% of par and proceeds to the Company with respect to the 2019 Notes net of underwriting discounts and commissions of 0.200%, before expenses, was 99.666% of par. The 2021 Notes were offered to the public at 99.903% of par and proceeds to the Company with respect to the 2021 Notes net of underwriting discounts and commissions of 0.350%, before expenses, was 99.553% of par.  The 2026 Notes were offered to the public at 99.600% of par and proceeds to the Company with respect to the 2026 Notes net of underwriting discounts and commissions of 0.450%, before expenses, was 99.150% of par. The 2044 Notes were offered to the public at 100.884% of par and proceeds to the Company with respect to the 2044 Notes net of underwriting discounts and commissions of 0.750%, before expenses, was 100.134% of par.  The Floating Rate Notes were offered to the public at 100.000% of par and proceeds to the Company with respect to the Floating Rate Notes net of underwriting discounts and commissions of 0.200%, before expenses, was 99.800% of par. The Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement on Form S-3 (File No. 333-192690) of the Company.  The Notes are being issued pursuant to a Senior Debt Securities Indenture, dated as of September 24, 2001, between the Company and Wells Fargo Bank, National Association, as trustee.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Terms Agreement, dated January 5, 2016, among The Walt Disney Company and Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the underwriters named therein.

4.1	Form of Floating Rate Notes Due 2019.

4.2	Form of 1.650% Notes Due 2019.

4.3	Form of 2.300% Notes Due 2021.

4.4	Form of 3.000% Notes Due 2026.

4.5	Form of 4.125% Global Notes Due 2044 (Incorporated by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 001-11605) filed on June 2, 2014).

5.1	Opinion of White & Case LLP relating to the Notes.

23.1	Consent of White & Case LLP (included in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WALT DISNEY COMPANY

By:	/s/ Roger J. Patterson
Name: Roger J. Patterson
Title: Associate General Counsel Registered In-House Counsel

Dated: January 7, 2016

EXHIBIT INDEX

Exhibit No.	Description

1.1	Terms Agreement, dated January 5, 2016, among The Walt Disney Company and Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the underwriters named therein.

4.1	Form of Floating Rate Notes Due 2019.

4.2	Form of 1.650% Notes Due 2019.

4.3	Form of 2.300% Notes Due 2021.

4.4	Form of 3.000% Notes Due 2026.

4.5	Form of 4.125% Global Notes Due 2044 (Incorporated by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K (File No. 001-11605) filed on June 2, 2014).

5.1	Opinion of White & Case LLP relating to the Notes.

23.1	Consent of White & Case LLP (included in Exhibit 5.1 above).